First American Investment Funds, Inc.

                              Health Sciences Fund

                         Supplement Dated April 1, 2000
                      To Prospectus Dated January 31, 2000

Effective April 1, 2000, First American Investment Funds, Inc. will offer Class A shares of Health Sciences Fund at net asset value (without a front-end sales charge). Shares of the fund purchased under this promotion will carry a 1.00% contingent deferred sales charge (back-end sales charge) for a period of 18 months.

This promotion is expected to continue through May 31, 2000. However, it may be discontinued at any time without prior notification. To verify whether the promotion is still in effect, please call Investor Services at 1-800-637-2548.